UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 24, 2006
(Date of earliest event reported)

TELKONET, INC.
(Exact Name of Registrant as Specified in Its Charter)

Utah
(State or Other Jurisdiction of Incorporation)

000-27305	87-0627421
(Commission File No.)	(I.R.S. Employer Identification No.)

20374 Seneca Meadows Parkway, Germantown, Maryland 20876
(Address of Principal Executive Offices)

(240)-912-1800
(Registrant's Telephone Number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01. OTHER EVENTS

Telkonet, Inc. (Amex: TKO),announced that it has selected Hospitality Leasing Corporation, HLC, the only full service leasing company entirely focused on and dedicated to the hospitality industry, as its Hospitality leasing partner. Telkonet and HLC have completed their first non-recourse lease purchase transaction valued at approximately $1,200,000, excluding the customer support component of approximately $500,000 which Telkonet will retain and continue to receive monthly customer support payments over the remaining average unexpired lease term of 26 months.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) No financial statements are required to be filed as part of this report.

(b) No pro forma financial information is required to be filed as part of this report.

(c) The following exhibit is filed as part of this report:

    99.1 - Press Release dated November 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELKONET, INC.

Date: January 24, 2006	By:	/s/ Ronald W. Pickett

Ronald W. Pickett Chief Executive Officer